LAZARD RETIREMENT SERIES
================================================================================




                    ----------
                    PROSPECTUS
                    ----------


                    May 1, 2004

                    as revised, December 30, 2004




                    -----------------------------------------


                    Lazard Retirement U.S. Strategic Equity Portfolio


                    -----------------------------------------
























         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
================================================================================
                              PAGE

                              --------------------------------------------------
                               1  OVERVIEW
                              --------------------------------------------------

CAREFULLY REVIEW THIS         --------------------------------------------------
IMPORTANT SECTION FOR          3   INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN
INFORMATION ON THE                 AND EXPENSES
PORTFOLIOS' INVESTMENT        --------------------------------------------------
OBJECTIVES, STRATEGIES,
RISKS, PAST PERFORMANCE
AND FEES.


REVIEW THIS SECTION FOR       --------------------------------------------------
DETAILS ON THE PEOPLE AND      6   FUND MANAGEMENT
ORGANIZATIONS WHO OVERSEE     --------------------------------------------------
THE PORTFOLIOS.
                               6   Investment Manager

                               6   Principal Portfolio Managers

                               7   Administrator

                               7   Distributor

                               7   Custodian

REVIEW THIS SECTION FOR       --------------------------------------------------
DETAILS ON HOW SHARES ARE      8   ACCOUNT POLICIES
VALUED, HOW TO PURCHASE AND   --------------------------------------------------
SELL SHARES, RELATED CHARGES   8   Buying Shares
AND PAYMENTS OF DIVIDENDS
AND DISTRIBUTIONS.             8   Calculation of Net Asset Value

                               9   Distribution and Servicing Arrangements

                               9   Selling Shares

                               10  Dividends, Distributions and Taxes

REVIEW THIS SECTION
FOR RECENT FINANCIAL
INFORMATION.
                              --------------------------------------------------
                               11  PERFORMANCE INFORMATION FOR RELATED ACCOUNTS
                              --------------------------------------------------

WHERE TO LEARN MORE           --------------------------------------------------
ABOUT THE PORTFOLIOS.              BACK COVER
                              --------------------------------------------------

   --------------------------------------------------------------------------
   LAZARD ASSET MANAGEMENT LLC SERVES THE PORTFOLIO'S INVESTMENT MANAGER.
   --------------------------------------------------------------------------

Lazard Retirement U.S. Strategic Equity Portfolio (the "Portfolio") of Lazard Retirement Series, Inc. (the "Fund") is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") offered by the separate accounts of certain insurance companies (the "Participating Insurance Companies"). Individuals may not purchase Portfolio shares directly from the Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies, over which the Fund assumes no responsibility. The investment objective and policies of the Portfolio may be similar to other funds/portfolios managed or advised by Lazard Asset Management LLC (the "Investment Manager"). However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other Lazard fund/portfolio. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants investing in the Portfolio to conflict. The Fund's Board of Directors monitors the Portfolio for any material conflicts and determines what action, if any, should be taken. For information about Eligible Plan investing, call (800) 887-4929.

OVERVIEW
================================================================================

The Portfolios              The Fund consists of seven separate Portfolios, one
                            of which is described in this Prospectus. Because you could lose money by investing in the Portfolio, be sure to read all risk disclosures carefully before investing.

                            You should be aware that the Portfolio:

                            o  is not a bank deposit

                            o is not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

                            o  is not guaranteed to achieve its stated goals

                            INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).


Who May Want to Invest?     The Portfolio invests primarily in equity
                            securities, including common stocks, preferred stocks and convertible securities. The Investment
                            Manager seeks to identify undervalued securities and focuses on individual stock selection rather than on general stock market trends.

                            In general, the Investment Manager believes that the securities in which the Portfolio invests have one or more of the following characteristics:

                            o are undervalued relative to their earnings, cash flow or asset values

                            o have an attractive price/value relationship and a catalyst that has the potential to enhance value, such as a change in management or a new product offering

                            o are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power

                            o  have low projected price-to-earnings or
                               price-to-cash flow multiples

                            The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or otherwise falls short of the Investment Manager's expectations.

                            Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though, in theory, they are already undervalued.

                            Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio might do this to seek to avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

                            Consider investing in the Portfolio if you are:

                            o  pursuing a long-term goal such as retirement

                            o looking to add an equity component to your investment portfolio

                            o willing to accept the higher risks of investing in the stock market in exchange for potentially higher long-term returns


                            The Portfolio may not be appropriate if you are:

                            o pursuing a short-term goal or investing emergency reserves

                            o uncomfortable with an investment that will fluctuate in value

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
================================================================================

----------------------------------
LAZARD RETIREMENT
U.S. STRATEGIC EQUITY PORTFOLIO
----------------------------------


INVESTMENT OBJECTIVE               The Portfolio seeks long-term capital
                                   appreciation.

PRINCIPAL INVESTMENT STRATEGIES    The Portfolio invests primarily in equity
                                   securities, principally common stocks, of
                                   U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.
                                   Although the Portfolio generally focuses on large-size companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions. The Portfolio will have opportunistic exposure to medium-size companies. The Investment Manager considers
                                   "midcap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap(R) Index. From time to time the Portfolio may invest in companies with market capitalizations as small as $500 million.

                                   Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 15% of its total assets in non-U.S. equity securities.

                                   The Portfolio may engage, to a limited
                                   extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT RISKS         While stocks have historically been a leading
                                   choice of long-term investors, they do
                                   fluctuate in price, often based on factors unrelated to the issuer's value. Midcap and small cap companies may carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies.
                                   The value of your investment in the
                                   Portfolio will fluctuate, which means you could lose money.

                                   The shares of midcap and small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception.

                                   Because the Portfolio will invest in a
                                   smaller number of issuers than other, more diversified investment portfolios, the Portfolio's net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of a larger number of securities.

                                   Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

                                   The Portfolio may lend its portfolio
                                   securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

                                         PERFORMANCE BAR CHART AND TABLE
                                         -------------------------------

                                   Because the Portfolio commenced investment operations on December 30, 2004, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio's average annual returns compare with those of a broad measure of market performance.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price. Investors also bear fees and charges imposed at the separate account level, which are described in the separate prospectuses issued by the Participating Insurance Companies.


ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                                .85%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                           .25%
--------------------------------------------------------------------------------
Other Expenses                                 .65%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                            1.75%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                                 .50%
--------------------------------------------------------------------------------
Net Expenses*                                 1.25%
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive its fee and, if neccessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.


*  "Other Expenses" are based on estimated amounts for the current fiscal year.


EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement.

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


LAZARD RETIREMENT U.S. STRATEGIC
EQUITY PORTFOLIO                     1 YEAR         3 YEARS
--------------------------------------------------------------------------------
                                      $127           $502
--------------------------------------------------------------------------------

FUND MANAGEMENT
================================================================================

INVESTMENT MANAGER

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of the Portfolio. The Investment Manager provides day-to-day management of the Portfolio's investments and assists in the overall management of the Fund's affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $71.4 billion as of October 31, 2004. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate of 0.85% of the Portfolio's average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 30, 2003, the Portfolio had not commenced operations.

PRINCIPAL PORTFOLIO MANAGERS

The Portfolio is managed on a team basis. Christopher H. Blake, Gary Buesser, Robert A. Failla, Andrew D. Lacey and J. Richard Tutino (all since inception) are primarily responsible for the day-to-day management of the assets of the Portfolio.

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

CHRISTOPHER H. BLAKE. Mr. Blake is a Managing Director of the Investment Manager, which he joined in 1995.

GARY BUESSER. Mr. Buesser is a Senior Vice President and portfolio manager of the Investment Manager, which he joined in April 2000. Previously, he was with Evergreen Funds.

ROBERT A. FAILLA. Mr. Failla is a Vice President, portfolio manager and analyst of the Investment Manager, which he joined in 2003. Previously, he was with AllianceBernstein.

ANDREW D. LACEY. Mr. Lacey is a Deputy Chairman of the Investment Manager, which he joined in 1996.

J. RICHARD TUTINO. Mr. Tutino is a Managing Director of the Investment Manager, which he joined in 1997.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the Portfolio's administrator.

DISTRIBUTOR

Lazard Asset Management Securities LLC (the "Distributor") acts as distributor for the Fund's shares.

CUSTODIAN

State Street acts as custodian of the Portfolio's investments. State Street may enter into subcustodial arrangements on behalf of the Portfolio for the holding of foreign securities.

ACCOUNT POLICIES
================================================================================


BUYING SHARES

Portfolio shares are currently offered only to separate accounts of Participating Insurance Companies. INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about buying Portfolio shares.

Share purchase orders from separate accounts received in proper form by the Participating Insurance Company on a given business day are priced at the Portfolio's net asset value per share ("NAV") calculated on such day, provided that the order, and Federal Funds in the net amount of such order, are received by the Fund in proper form on the next business day. The Participating Insurance Company is responsible for properly transmitting purchase orders and Federal Funds.


Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance, and the Fund's Board of Directors has approved policies and procedures that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. In addition, to discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Portfolio's NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. See "Calculation of Net Asset Value" below. The Fund's and the Investment Manager's codes of ethics in respect of personal trading contain limitations on trading in Portfolio shares.

The Portfolio reserves the right to refuse any purchase request that could adversely affect the Portfolio, its operations or its shareholders, including those from any Participating Insurance Company that, in the Fund's view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund may seek to restrict future purchases of Portfolio shares by that account.

These policies apply to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to the Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. The Fund's ability to monitor trading in separate accounts may be severely limited due to the lack of access by the Fund or its service providers to Policy owners' trading activity within separate accounts.


CALCULATION OF NET ASSET VALUE

The Fund will determine the NAV of Portfolio shares as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Calculation of the Portfolio's NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation.
If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Portfolio's NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV of the Portfolio will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values. Foreign securities may trade on days when the Portfolio is not open for business, thus affecting the value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

DISTRIBUTION AND SERVICING ARRANGEMENTS

The Fund has adopted a plan under rule 12b-1 that allows the Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the Portfolio's average daily net assets, for services provided to shareholders. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees may cost shareholders more than paying other types of sales charges.

Participating Insurance Companies may receive payments pursuant to the Fund's 12b-1 plan and/or from the Investment Manager in connection with their offering of Portfolio shares to Policy owners and/or for providing marketing, shareholder servicing, account administration or other services. The receipt of such payments could create an incentive for the Participating Insurance Company to offer the Portfolio instead of other mutual funds where such payments are not received. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about buying and selling Portfolio shares.


SELLING SHARES

Portfolio shares may be sold at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE SELL ORDERS DIRECTLY WITH THE FUND. Redemption orders from separate accounts received in proper form by the Participating Insurance Company on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Fund in proper form on the next business day. The Participating Insurance Company is responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about selling Portfolio shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends are normally declared and paid annually for the Portfolio, but may be declared and paid more frequently. Net capital gains, if any, are normally distributed annually but may be distributed more frequently.

Dividends and distributions of the Portfolio will be reinvested in additional shares of the Portfolio at net asset value unless instructed otherwise by the relevant Participant Insurance Company. Since the Portfolio's shareholders are the Participating Insurance Companies and their separate accounts, this Prospectus contains no discussion as to the federal income tax consequences to Policy owners. For this information, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Participating Insurance Companies should consult their tax advisers about federal, state and local tax consequences.

PERFORMANCE INFORMATION FOR RELATED ACCOUNTS
================================================================================

LAZARD U.S. STRATEGIC EQUITY COMPOSITE

THIS IS NOT THE PORTFOLIO'S PERFORMANCE

Lazard Retirement U.S. Strategic Equity Portfolio commenced operations on December 30, 2004 and, therefore, does not have its own performance record. However, the Portfolio's investment objective, policies and strategies are substantially similar to those used by the Investment Manager in managing certain discretionary investment management accounts (the "Private Accounts"). The chart below shows the historical investment performance for a composite (the "Fund Related Account Composite") of the Private Accounts and for the Portfolio's benchmark index. The Fund Related Account Composite should not be interpreted as indicative of the Portfolio's future performance.

              Annual Total Returns for the Year Ended December 31,

                                                   1999           2000          2001           2002           2003
                                                  ------         ------        ------         ------         ------
Fund Related Account Composite*                    35.1%         (9.0)%         (3.1)%        (17.2)%         29.4%

S&P 500(R) Index**                                 21.0%         (9.1)%        (11.9)%        (22.1)%         28.7%

                                           Average Annual Total Returns
                                     (for the periods ended December 31, 2003)

                                                INCEPTION                                                    SINCE
                                                   DATE         ONE YEAR     THREE YEARS    FIVE YEARS      INCEPTION
                                                ----------     ----------   ------------    ----------     ----------
Fund Related Account Composite*                   3/1/98          29.4%         1.3%           5.0%           6.2%

S&P 500(R) Index**                                  N/A           28.7%        (4.0)%         (0.6)%          2.5%

THE FUND RELATED ACCOUNT COMPOSITE YEAR-TO-DATE TOTAL RETURN AS OF 9/30/04 WAS 1.5%, AND THE YEAR-TO-DATE TOTAL RETURN FOR THE S&P 500(R) INDEX WAS 4.3%.

----------
  * The Fund Related Account Composite excludes certain Private Accounts managed by the Investment Manager. However, the Investment Manager believes the exclusion of such accounts does not materially affect the performance or otherwise cause the performance to be misleading. Performance is shown net of fees.

 ** The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of theses stocks, which represent all major industries.


Certain Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance of the Fund Related Account Composite. The performance results of the Fund Related Account Composite reflect actual fees charged to the Private Accounts. They do not reflect the estimated fees and expenses to be incurred by the Portfolio or the fees and charges imposed by the Participating Insurance Companies under their VA contracts or VLI policies, which, if reflected, would have reduced returns.

Additionally, although it is anticipated that the Portfolio and the Private Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of each Private Account are time-weighted, use trade date accounting, and are based upon monthly portfolio valuations. The performance figures reflect the reinvestment of dividends and other distributions as of the payment date. The returns of the Fund Related Account Composite are dollar-weighted based upon beginning period market values on a monthly basis. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

For more information about the Portfolio, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolio, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

    ------------------------------------------------------------------------
      You can get a free copy of the Reports and the SAI, or request other information and discuss your questions about the Portfolio, by contacting the Fund at:

                         Lazard Retirement Series, Inc.
                              30 Rockefeller Plaza
                          New York, New York 10112-6300
                            Telephone: (800) 887-4929
                            http://www.LazardNet.com

    ------------------------------------------------------------------------

You also can review the Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. For information, call
(202) 942-8090. You can get text-only copies:


          o After paying a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mail request to publicinfo@sec.gov.


          o  Free from the Commission's Website at http://www.sec.gov.


Investment Company Act file no. 811-08071

--------------------------------------------------------------------------------
INVESTMENT MANAGER                        TRANSFER AGENT AND
Lazard Asset Management LLC               DIVIDEND DISBURSING AGENT
30 Rockefeller Plaza                      Boston Financial Data Services, Inc.
New York, New York 10112-6300             P.O. Box 8514
Telephone: (800) 887-4929                 Boston, Massachusetts 02266-8514
                                          Telephone: (800) 986-3455

DISTRIBUTOR
Lazard Asset Management Securities LLC    INDEPENDENT REGISTERED PUBLIC
30 Rockefeller Plaza                      ACCOUNTING FIRM
New York, New York 10112-6300             Anchin, Block & Anchin, LLP
                                          1375 Broadway
                                          New York, New York 10018
                                          http://www.anchin.com

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street                       LEGAL COUNSEL
Boston, Massachusetts 02110               Stroock & Stroock & Lavan LLP
                                          180 Maiden Lane
                                          New York, New York 10038-4982
                                          http://www.stroock.com


(C) 2004 Lazard Retirement Series, Inc. and
    Lazard Asset Management Securities LLC